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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 6, 2001

                          ATHEY PRODUCTS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-2723             36-0753480
(State or other jurisdiction       (Commission          (IRS Employer
of incorporation)                  File Number)         Identification No.)

         1839 South Main Street
   Wake Forest, North Carolina                            27587-9289
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:      919-556-5171

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

     On March 6, 2001, Athey Products Corporation issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1.

     On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Bankruptcy Court").

     A copy of the Report of Sale filed with the Bankruptcy Court on March 7, 2001, is attached to this current Report on Form 8-K as Exhibit 99.1. The financial information in this report is unaudited and has not been reviewed by an independent accountant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number                      Description
--------------                      -----------

99.1                     Press Release dated March 6, 2001

99.2                     Report of Sale dated March 7, 2001


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATHEY PRODUCTS CORPORATION

Date:  March 13, 2001               /s/ Thomas N. Nelson
                                    --------------------------------
                                    By:  Thomas N. Nelson
                                    Its: President and Chief Executive
                                         Officer